Exhibit 99.1

Nordicus Partners Corporation Acquires the Remaining 5% Shares In Orocidin A/S

Beverly Hills, California. November 12, 2024…Nordicus Partners Corporation (OTCQB: NORD) (“Nordicus” or the “Company”), a financial consulting company specializing in providing Nordic and U.S. life sciences companies with optimal conditions to establish themselves on the U.S. market, today announced it has entered into an agreement with Orocidin A/S (“Orocidin”) to acquire the remaining approximately 5% of its outstanding shares for 200,000 of the Company’s restricted common shares in an all stock-transaction to the selling shareholders.

Upon closing of the acquisition, Orocidin became a 100% wholly owned subsidiary of Nordicus.

About Orocidin A/S

Orocidin A/S, a Denmark-based clinical-stage biopharmaceutical company, is aiming to revolutionize the treatment of aggressive periodontitis, making it safer, more effective, and efficient to prevent and cure those who are affected by periodontitis. For more information about Orocidin, please visit: www.orocidin.com

About Nordicus Partners Corporation

Nordicus Partners Corporation specializes in providing Nordic and U.S. life sciences companies with the best possible conditions to establish themselves on the U.S. market, taking advantage of management’s combined +90 years of experience in the corporate sector, serving in different capacities both domestically and globally. Nordicus’ core competencies lie in assisting Danish as well as other Nordic and U.S. companies in different areas of corporate finance activities, such as: business- and market development, growth strategies, attracting the right people, partners and capital for businesses and company acquisitions and sales. In May 2024 Nordicus bought 95% of the Danish company, Orocidin A/S, a clinical-stage biopharmaceutical company which is advancing the next generation of periodontitis therapies. In November 2024 Nordicus bought 100% of the Danish company, Bio-Convert ApS, a clinical-stage biopharmaceutical company focused on revolutionizing the treatment of oral leukoplakia, For more information about Nordicus, please visit: www.nordicuspartners.com

Forward-Looking Statements

The Company believes that this press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future,” and terms of similar import (including the negative of any of these terms) may identify forward-looking statements. Such forward-looking statements, including but not limited to statements regarding the plans and objectives of management for future operations, are based on management’s current expectations and are subject to risks and uncertainties that could cause results to differ materially from the forward-looking statements. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties. Factors that may influence or contribute to the accuracy of the forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, market acceptance of the company’s products and services; competition from existing products or new products that may emerge; the implementation of the company’s business model and strategic plans for its business and our products; estimates of the company’s future revenue, expenses, capital requirements and need for financing; current and future government regulations; and developments relating to the company’s competitors. Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. For further information on such risks and uncertainties, you are encouraged to review the Company’s filings with the Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2024. The Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

For further information contact

Mr. Henrik Rouf

Chief Executive Officer

Phone +1 310 666.0750

Email hr@nordicuspartners.com